                                                                   EXHIBIT 10.22


                                 AMENDMENT NO. 6


AMENDMENT NO. 6 dated as of August 8, 2002 (this AMENDMENT NO. 6) between: HOLLY CORPORATION, NAVAJO REFINING COMPANY, L.P., BLACK EAGLE, INC., NAVAJO SOUTHERN, INC., NAVAJO NORTHERN, INC., LOREFCO, INC., NAVAJO CRUDE OIL PURCHASING, INC., NAVAJO HOLDINGS, INC., HOLLY PETROLEUM, INC., NAVAJO PIPELINE CO, L.P., LEA REFINING COMPANY, NAVAJO WESTERN ASPHALT COMPANY, MONTANA REFINING COMPANY, A PARTNERSHIP as Borrowers and Guarantors, NAVAJO PIPELINE LP, L.L.C, NAVAJO PIPELINE GP, L.L.C., NAVAJO REFINING LP, L.L.C., NAVAJO REFINING GP, L.L.C., HOLLYCORP AVIATION, L.L.C. and MONTANA RETAIL CORPORATION as Guarantors, the BANKS listed on the signature pages hereof, CANADIAN IMPERIAL BANK OF COMMERCE, as Administrative Agent, CIBC INC. as Collateral Agent, FLEET NATIONAL BANK (formerly known as Bank Boston Corp.), as Documentation Agent, GUARANTY BANK, as Collateral Monitor, and CIBC WORLD MARKETS CORP, as Sole Lead Arranger and Bookrunner.

WHEREAS

(A) The parties hereto are party to an Amended and Restated Credit and Reimbursement Agreement dated as of April 14, 2000, as amended by Amendment No. 1 dated as of July 7, 2000, Amendment No. 2 dated as of April 4, 2001, Amendment No. 3 dated as of August 7, 2001, Amendment No. 4 dated as of September 26, 2001 and Amendment No. 5 dated as of May 6, 2002 (as in effect on the date hereof, the CREDIT AGREEMENT), providing, subject to the terms and conditions thereof, for extensions of credit to be made by the Banks to the Borrowers in an aggregate principal or face amount not exceeding $100,000,000.

(B) The Borrowers and the Guarantors wish to amend the Credit Agreement in order to extend the maturity date of the credit facility established under the Credit Agreement.

(C) The Bank of Nova Scotia wishes to terminate its Commitments and is executing this Amendment No. 6 solely for purposes of obtaining the acknowledgement of the Borrowers of such termination and to evidence such termination.

(D) The Banks and Agents agree to amend the Credit Agreement in accordance with the provisions contained herein, and accordingly, the parties hereto hereby agree as follows:

DEFINITIONS

1. Except as otherwise defined in this Amendment No. 6, terms defined in the Credit Agreement are used herein as defined therein.




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AMENDMENTS

2. Subject to the satisfaction of the conditions precedent set forth in Section 4 below, the Credit Agreement shall be amended as follows effective on the date hereof.

A. The definition of "Termination Date" in Section 1.1 of the Credit Agreement is deleted in its entirety and replaced with the following:

         "TERMINATION DATE means (i) if there is a Satisfactory Resolution in respect of the Longhorn Partners Pipeline Litigation prior to October 10, 2003, October 10, 2004 and (ii) if there is not a Satisfactory Resolution in respect of the Longhorn Partners Pipeline Litigation prior to October 10, 2003, October 10, 2003 or, if such Termination Date is not a Euro-Dollar Business Day, the next preceding Euro-Dollar Business Day."

B. Section 5.8 of the Credit Agreement amended by (i) deleting the reference to "$115,000,000" and replacing such reference with "$190,000,000", (ii) deleting the phrase "ended after January 31, 2000" in clause (ii) thereof and replacing such phrase with the phrase "beginning with the quarter ending July 31, 2002" and (iii) deleting the reference to "January 31, 2000" in clause (iii) thereof and replacing such reference with "July 31, 2002".

C. Section 5.15 of the Credit Agreement is amended by deleting the reference to "$7,000,000" in clause (i) of the second sentence thereof and replacing such reference with "$10,000,000".

D. Each of the lenders that is a signatory hereto identified under the caption "BANKS" on the signature pages hereto shall be deemed to be, as of the date hereof, a Bank under and for all purposes of the Credit Agreement, as amended hereby. The lender which is identified under the caption "EXITING BANK" on the signature pages hereto shall, as of the date hereof, cease to be a Bank (an EXITING BANK) under and for all purposes of the Credit Agreement, as amended hereby, upon payment in full by the Borrowers of all Loans, Letters of Credit and all other fees, expenses and indemnities owing by the Borrowers to such Bank and each Exiting Bank shall have its Commitment reduced to zero and cease to have any liabilities or obligations hereunder or under the Credit Agreement.

REPRESENTATIONS AND WARRANTIES

3. Each of the Borrowers and the Guarantors represents and warrants to the Banks and the Agents that (unless specifically limited to an earlier date) the representations and warranties set forth in Section 4 of the Credit Agreement are true and complete on and as of the date hereof with the same force and effect as if made on and as of such date, and as if each reference in said
Section 4 to "this Agreement" included reference to this Amendment No. 6.



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CONDITIONS PRECEDENT

4. As provided in Section 2, the amendments to the Credit Agreement set forth in said Section 2 shall become effective, as of the date hereof, upon:

         (a) the receipt of the Administrative Agent of this Amendment No. 6, executed by each Borrower and Guarantor, each Agent and the Required Banks;

         (b) the receipt by each Bank of an amendment fee equal to 0.50% of each Bank's Commitment as of the date hereof;

         (c) the receipt by the Administrative Agent of a certificate of the Secretary or Assistant Secretary of each Obligor (i) certifying that since April 14, 2001 there have been no changes to the charter and by-laws (or equivalent documents) of such Obligor and (ii) as to all corporate authority (or equivalent authority) for such Obligor (including, without limitation, board of director resolutions and evidence of the incumbency of officers) with respect to the execution, delivery and performance of this Amendment No. 6 and the Credit Agreement as amended hereby and the extensions of credit as amended hereby; and

         (d) (i) An opinion, dated the date hereof, of Vinson & Elkins L.L.P., special counsel to the Obligors, restating opinions 1, 5 and 7 of the opinion delivered by Hughes & Luce, L.L.P. in connection with the original closing of the Credit Agreement (in each case modified to include this Amendment No. 6) and covering such other matters as any Agent or any Bank may reasonably request (and the Company hereby instructs such counsel to deliver such opinion to the Banks and the Agents), and (ii) an opinion, dated the date hereof of the General Counsel of Holly Corporation restating the opinion delivered in connection with the original closing of the Credit Agreement (modified to include this Amendment No. 6) and covering such other matters as any Agent or any Bank may reasonably request (and the Company hereby instructs such General Counsel to deliver such opinion to the Banks and the Agents).

ACKNOWLEDGEMENT OF OBLIGORS

5. Each Obligor hereby (a) agrees that each reference to the Credit Agreement and words of similar import in each Financing Document to which such Obligor is party shall be a reference to the Credit Agreement as amended by this Amendment No. 6 and (b) confirms that its obligations under each Financing Document to which it is party remain in full force and effect after giving effect to the amendment of the Credit Agreement by this Amendment No. 6.




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APPOINTMENT OF COLLATERAL MONITOR

6. Pursuant to Section 7.8 of the Credit Agreement, each Bank hereby appoints Guaranty Bank as Collateral Monitor, and Guaranty Bank hereby accepts such appointment. Guaranty Business Credit Corporation (the RETIRING AGENT) is hereby discharged from all its duties and obligations under the Credit Agreement, and the newly appointed Collateral Monitor shall succeed to and become vested with all the rights and duties of the Retiring Agent.

MISCELLANEOUS

7. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect This Amendment No. 6 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 6 by signing any such counterpart. This Amendment No. 6 shall be governed by, and construed in accordance with, the law of the State of New York.




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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 6 to be duly executed and delivered as of the day and year first above written.

HOLLY CORPORATION


By: /s/ STEPHEN J. MCDONNELL
    -----------------------------
Name:   Stephen J. McDonnell
Title:  Vice President and Chief Financial Officer


NAVAJO REFINING COMPANY, L.P.
BLACK EAGLE, INC.
NAVAJO SOUTHERN, INC.
NAVAJO NORTHERN, INC.
LOREFCO, INC.
NAVAJO CRUDE OIL PURCHASING, INC.
NAVAJO HOLDINGS, INC.
HOLLY PETROLEUM, INC.
NAVAJO PIPELINE CO., L.P.
LEA REFINING COMPANY
NAVAJO WESTERN ASPHALT COMPANY
NAVAJO PIPELINE GP, L.L.C.
NAVAJO REFINING GP, L.L.C.
HOLLYCORP AVIATION, L.L.C.
MONTANA RETAIL CORPORATION


By: /s/ STEPHEN J. MCDONNELL
    -----------------------------
Name:   Stephen J. McDonnell
Title:  Vice President and Chief Financial Officer



MONTANA REFINING COMPANY, A PARTNERSHIP

By Navajo Northern, Inc., its General Partner


By: /s/ STEPHEN J. MCDONNELL
    -----------------------------
Name:   Stephen J. McDonnell
Title:  Vice President and Chief Financial Officer




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NAVAJO REFINING LP, L.L.C.
NAVAJO PIPELINE LP, L.L.C.


By: /s/ KATHRYN H. WALKER
    -----------------------------
Name:   Kathryn H. Walker
Title:  President



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CANADIAN IMPERIAL BANK OF COMMERCE, as Administrative Agent


By: /s/ MARYBETH ROSS
    -----------------------------
Name:   MARYBETH ROSS
Title:  AUTHORIZED SIGNATORY



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CIBC INC., as Collateral Agent,


By: /s/ MARYBETH ROSS
    -----------------------------
Name:       MARYBETH ROSS
Title:  AUTHORIZED SIGNATORY



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FLEET NATIONAL BANK, as Documentation Agent


By: /s/ CHRISTOPHER C. HOLMGREN
    -----------------------------
Name:  CHRISTOPHER C. HOLMGREN
Title:  MANANGING DIRECTOR



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GUARANTY BANK, as Collateral Monitor


By: /s/ JIM A. HAMILTON
    -----------------------------
Name:  Jim A. Hamilton
Title: Senior Vice President



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CIBC WORLD MARKETS CORP., as Sole Lead Arranger and Bookrunner


By: /s/ MARYBETH ROSS
    -----------------------------
Name:      MARYBETH ROSS
Title: AUTHORIZED SIGNATORY



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BANKS


CANADIAN IMPERIAL BANK OP COMMERCE


By: /s/ MARYBETH ROSS
    -----------------------------
Name:      MARYBETH ROSS
Title: AUTHORIZED SIGNATORY



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FLEET NATIONAL BANK


By: /s/ CHRISTOPHER C. HOLMGREN
    -----------------------------
Name:  CHRISTOPHER C. HOLMGREN
Title:   MANAGING DIRECTOR



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GUARANTY BANK


By: /s/ JIM K. HAMILTON
    -----------------------------
Name:   Jim K. Hamilton
Title:  Senior Vice President




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PNC BANK, NATIONAL ASSOCIATION


By: /s/ DOUG CLARK
    -----------------------------
Name:   Doug Clark
Title:  Vice President



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HIBERNIA NATIONAL BANK

By: /s/ CORWIN DUPREE
    -----------------------------
Title:  Assistant Vice President



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EXITING BANK

THE BANK OF NOVA SCOTIA

By:  /s/ NADINE BELL
    ------------------------------
Title: Nadine Bell, Senior Manager






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